UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 22, 2025
________________________
YUM! BRANDS, INC.
(Exact name of registrant as specified in its charter)

Commission file number 1-13163

North Carolina				13-3951308
(State or other jurisdiction of				(I.R.S. Employer
incorporation or organization)				Identification No.)

1441 Gardiner Lane,	Louisville,	Kentucky		40213
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code:			(502)	874-8300

Former name or former address, if changed since last report:			N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	YUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On August 22, 2025, David Gibbs submitted his resignation as a director of Yum! Brands, Inc. ("YUM" or the "Company"). The resignation is effective on October 1, 2025. Mr. Gibbs’ resignation was not the result of any disagreement with the Company on any matter relating to its operations, policies, or practices.

(d) On August 22, 2025, the Board of Directors of the Company appointed Christopher Turner as a director. The appointment is effective October 1, 2025. There is no arrangement or understanding between Mr. Turner and any other person pursuant to which he was selected as a director.

A copy of the press release announcing the above is attached as Exhibit 99.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On August 22, 2025, the Board of Directors of the Company amended and restated the Company’s Amended and Restated Bylaws (the “Amended Bylaws”). The amendments to the Amended Bylaws address requirements for the submission of Shareholder notices delivered pursuant to Rule 14a-19(b) under the Exchange Act in connection with the nomination of directors, eliminate the position of Vice Chair of the Board of Directors, clarify the role of Chair of the Board of Directors, and add the role of Chief Legal Officer of the Corporation.

The foregoing description of the amendments to the Amended Bylaws is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which (marked to show changes from the Amended and Restated Bylaws) is attached as Exhibit 3.2 and incorporated by reference herein.

Section 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
3.2	Amended and Restated Bylaws of Yum! Brands, Inc., as amended, effective August 22, 2025
99.1	Press release dated August 28, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date:	August 28, 2025	/s/ Erika Burkhardt
Chief Legal Officer and
Corporate Secretary